UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2017

Nordson Corporation

(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 892-1580

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Nordson Corporation (“Nordson”) on April 5, 2017 (the “Initial Form 8-K”), on March 31, 2017, Nordson completed the acquisition of Vention Medical Holdings, Inc. (“Vention”) excluding Vention Medical, Inc. and its subsidiaries Vention Medical Puerto Rico and Vention Medical Costa Rica (such acquired business of Vention, the “Vention Advanced Technologies Business”).

This Current Report on Form 8-K/A amends the Initial Form 8-K to include financial statements of the Vention Advanced Technologies Business required by Item 9.01(a) of Form 8-K and pro forma financial information related to the acquisition of the Vention Advanced Technologies Business required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of the Vention Advanced Technologies Business required under Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required under Item 9.01(b) of Form 8-K in connection with Nordson’s acquisition of the Vention Advanced Technologies Business is attached hereto as Exhibit 99.2.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of Grant Thornton LLP

99.1	Combined balance sheet of the Vention Advanced Technologies Business at June 30, 2016 and December 31, 2016 (unaudited), combined statements of operations of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited), combined statements of comprehensive loss of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited), combined statements of stockholders’ equity, mezzanine equity and net parent investment of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 (unaudited) and combined statements of cash flows of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited) and the notes to the combined financial statements of the Vention Advanced Technologies Business.

99.2	Unaudited pro forma combined balance sheet as of January 31, 2017 and unaudited pro forma combined statements of operations for the year ended October 31, 2016 and three months ended January 31, 2017 and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date: June 8, 2017	By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Grant Thornton LLP

99.1	Combined balance sheet of the Vention Advanced Technologies Business at June 30, 2016 and December 31, 2016 (unaudited), combined statements of operations of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited), combined statements of comprehensive loss of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited), combined statements of stockholders’ equity, mezzanine equity and net parent investment of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 (unaudited) and combined statements of cash flows of the Vention Advanced Technologies Business for the fiscal year ended June 30, 2016 and the six months ended December 31, 2016 and 2015 (unaudited) and the notes to the combined financial statements of the Vention Advanced Technologies Business.

99.2	Unaudited pro forma combined balance sheet as of January 31, 2017 and unaudited pro forma combined statements of operations for the year ended October 31, 2016 and three months ended January 31, 2017 and the related notes thereto.